UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.__)

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

T.O.D. TASTE ON DEMAND INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

T.O.D. TASTE ON DEMAND INC.
55 Hakeshet Street
Reuth, Israel

September __, 2008

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of T.O.D. Taste on Demand Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, August 4, 2008. The purpose of the Information Statement is to notify our shareholders that on August 4, 2008, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holders of 2,000,000 (representing 53.6%) of the issued and outstanding shares of our Common Stock. The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 65,000,000 shares, par value $0.001 per share, to 160,000,000 shares, par value $0.001 per share.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholders of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

This Information Statement is being mailed on or about _______, 2008 to stockholders of record on August 4, 2008.

Sincerely,

/s/ David Katzir
David Katzir
President

T.O.D. TASTE ON DEMAND INC.
55 Hakeshet Street
Reuth, Israel

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of T.O.D. Taste on Demand Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, August 4, 2008. The purpose of the Information Statement is to notify our stockholders that on August 4, 2008, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holders of 2,000,000 (representing 53.6%) of the issued and outstanding shares of our Common Stock. The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 65,000,000 shares, par value $0.001 per share, to 160,000,000 shares, par value $0.001 per share.

The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our stockholders.

Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing resolutions, and have sufficient voting power to approve such actions through their ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions and proxies are not requested from stockholders.

In accordance with our bylaws, our board of directors has fixed the close of business on August 4, 2008 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about September _, 2008 to stockholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) Section 78.390 requires the affirmative vote of the holders of a majority of the voting power of the Company. Accordingly, the holders of a majority of the voting power of the Company must approve the increase in the number of authorized shares of common stock.

In addition, NRS 78.320 provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock. There are currently 3,726,543 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote. Accordingly, the vote or written consent of the shareholders holding at least 1,863,272 shares of the Common Stock issued and outstanding is necessary to approve the filing of the Certificate of Amendment. In accordance with our bylaws, our board of directors has fixed the close of business on August 4, 2008 as the record date for determining the shareholders entitled to vote or give written consent.

On August 4, 2008, the shareholders holding 2,000,000 (representing 53.6%) of the issued and outstanding shares of Common Stock, executed and delivered to the Company the Written Consent. Accordingly, in compliance with the NRS, at least a majority of the outstanding shares has approved the increase in the number of authorized shares of common stock. As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing resolutions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Articles of Amendment may not be filed with the Nevada Secretary of State until twenty calendar days after this Information Statement is first mailed to our stockholders. As mentioned earlier, the Articles of Amendment will become effective upon its filing with the Secretary of State of the State of Nevada, which is anticipated to be on or about September __, 2008, twenty days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE CHANGES

Increase in Shares of Authorized Common Stock

As of the record date, the authorized capital of the Company consisted of 65,000,000 shares of Common Stock, $0.001 par value per share. 3,726,543 shares of Common Stock were issued and outstanding. The filing of the Articles of Amendment with the Nevada Secretary of State will increase the number of authorized shares of common stock to 160,000,000, par value $0.001 per share. The number of issued and outstanding shares of Common Stock will not be affected by such action.

The Board believes that it is in the Company’s best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company's stockholders (unless required by law or regulation) for various corporate purposes that the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes. Although the Company is currently in discussions with a potential company regarding a transaction in which additional shares might be issued to such third party, there is no definitive agreement with such company and no assurance that a transaction will be structured to the satisfaction of the Company. The Company presently has no definitive plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of common stock.

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of Common Stock. Current stockholders do not have preemptive rights under the Company’s Articles of Incorporation, and will not have such rights with respect to these additional authorized shares of Common Stock. When the Board elects to issue additional shares of Common Stock, such issuance will have a dilutive effect on the voting power and percentage ownership of the Company, and an adverse effect on the market price of the common stock and the continuation of the current management of the Company. The Board believes that the issuance of additional shares to raise capital outweighs any of the disadvantages associated with the increase in the authorized shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of September 2, 2008, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 3,726,543 issued and outstanding shares of Common Stock. Unless otherwise indicated, the business address of each such person is c/o T.O.D. Taste on Demand Inc., 55 Hakeshet Street, Reuth, Israel.

Name and Address of	Amount and Nature of		Percent
Beneficial Owner	Beneficial Ownership		of Class

David Katzir(1)	1,000,000	(1)	26.83%
Asael Karfiol(2)	100,000		0.03%
KAEYO Investments Ltd.(3)	1,000,000		26.83%
Orit Wolkin	500,000		13.41%
Jue Min Chu	500,000		13.41%

All directors and executive officers as a group (2 individuals)	1,100,000		29.51%

(1) Our President, Treasurer and Director.
(2) Our Director.
(3) KAEYO Investments Ltd. is wholly owned by Mr. Yoel Neeman. Accordingly, Mr. Neeman may be deemed to beneficially own, and exercise sole voting and investment power with respect to, the common stock owned by KAEYO Investments Ltd.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 2, 2007, by action taken by our board of directors, we issued 1,000,000 shares of our common stock to David Katzir, our President, Treasurer, Secretary and Director, in consideration for the assignment of all of his rights pertaining to the product known as “Taste on Demand”. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation S promulgated by the Securities and Exchange Commission.

On September 2, 2007, by action taken by our board of directors and pursuant to the Director Appointment Agreement dated September 1, 2007, we issued 100,000 shares of our common stock to Asael Karfiol, our Director, in consideration for services. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation S promulgated by the Securities and Exchange Commission. Pursuant to the terms of the Director Appointment Agreement, Mr. Karfiol agreed to serve as our director until August 31, 2008 unless either party provides 30-day notice of its intention to terminate the agreement. Mr. Karfoil shall be entitled to reimbursement from us to expenses incurred and agreed during the term and for 1 year after not to compete with any business similar to ours.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Articles of Amendment which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE ARTICLES OF AMENDMENT, PLEASE CONTACT:

By Order of the Board of Directors,

/s/ David Katzir
David Katzir
President